SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In July 2019, the Company acquired three feeder size container vessels ranging in size from 2,400-4,400 TEU. Upon delivery, the vessels immediately commenced six year fixed rate bareboat charters to an unrelated third party.

In August 2019, the Company issued an additional NOK100million under its existing senior unsecured bonds due September 2023, equivalent to approximately $11 million, as a tap issue. The additional bonds bear the same interest coupon as the existing bonds and were priced at 101.625% of par value. The proceeds from the tap issue has been used for general corporate purposes.

In September 2019, the Company announced an agreement entered into to acquire three 300,000 dwt VLCCs. One of these vessels has been delivered to the Company and the remaining vessels are currently under construction. Upon delivery, the vessels will commence their respective five year bareboat charter to an unrelated third party.

In September 2019, an agreement was entered into with a charterer relating to the installation of exhaust gas cleaning systems on three 10,600 TEU container vessels on charter to them. These installations will be financed by the Company and recovered through increased charterhire. This will be carried out during the vessels’ next scheduled dry dockings and liability for these installations will remain with the charterer.

In September 2019, stock options were exercised pursuant to the Company's Share Option Scheme. As a result, 15,785 new common shares will be issued.
On August 20, 2019, the Board of Directors of the Company declared a dividend of $0.35 per share, which was paid in cash on September 23, 2019.